                 The Emerging Markets
                 Income Fund II Inc

                 Annual Report

                 MAY 31, 1997

----------------------------------------------------------------------
                     The Emerging Markets Income Fund II Inc
--------------------------------------------------------------------------

                                 THE EMERGING MARKETS
                                 INCOME FUND II INC

                                                                   July 22, 1997


Dear Shareholder:

We are pleased to provide you with this annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of May 31, 1997. Included are market commentary, audited financial statements, the related report of the independent accountants and other information about the Fund.

The net asset value of the Fund increased from $13.54 per share on May 31, 1996 to $17.19 per share on May 31, 1997. Dividends of $1.504 per share from net investment income, $0.0635 per share from realized net short-term capital gains and $0.0825 per share from realized net long-term capital gains were declared during the year. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the year ended May 31, 1997 was 41.77%. In comparison, the Salomon Brothers Brady Bond Index returned 32.21% during the same period.

The Fund continued to provide investors with stable current income through its broad exposure to government sponsored debt instruments issued by emerging market economies. Investments in securities of emerging market issuers, including obligations of sovereign governments and companies, totaled approximately 98% of the Fund's total investments at May 31, 1997. The remainder of the Fund's assets was invested primarily in short-term investments.

EMERGING MARKETS REVIEW

Emerging markets performed well over the past 12 months, and continued to enjoy investor support. The sector posted gains in 11 of the past 12 months. The exception was March when volatility increased as a result of the Federal Reserve's interest rate hike and the possibility that further rate increases were forthcoming. The Fed's decision to hold rates steady since then has helped the market.

In general, the positive economic and political settings in many key countries, combined with favorable market conditions and attractive yields, have encouraged investors to increase their allocations in this sector. The upgrading by Standard &Poor's ("S&P") of 12 Argentine corporates to investment grade, based on a change of rating methodology, had a positive impact on the market, as well as the victory of the pro-reform UDF party in Bulgaria and the Peruvian Government's resolution of the hostage crisis. In addition, prospects for economic growth in Latin America are especially bright, with annual GDP growth rates of 4% to 6% expected over the next two years. In Russia, the government's reform efforts have been well-received by the market, and the tax collection problems, a restraint on economic growth, are being addressed.

Latin America Mexico's prepayment of its outstanding debt to the U.S. and the reduction of its outstanding balance to the International Monetary Fund (the "IMF") were evidence of that country's

                                      1

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


much-improved balance of payments situation. In the July elections, the ruling PRI will maintain control of the Senate.

Brazil's announcement that it would conduct a Mexican-style Brady swap against a 30-year global bond in early June buoyed the market. The operation will help to establish a more complete yield curve with conventional and less complicated debt assets.

Argentina aggressively tapped the markets early this year, taking advantage of favorable global conditions. In April, a change in rating methodology was undertaken by S&P. Under certain circumstances, a sovereign's country rating is no longer a ceiling for its corporate issuers. This allowed for the upgrading of 12 Argentine corporate ratings to BBB-. This represents an investment-grade rating two notches above the sovereign and spurred a strong rally in the bonds that were upgraded.

Venezuela's privatization efforts and restructurings are continuing, and the Government is planning a longer-term debt management strategy that would reduce the amount budgeted for debt service from 40% of the budget to 25% by 2000. Venezuela continues to benefit from higher world oil prices.

Ecuador's political instability earlier this year caused a great deal of volatility. Interim President Fabian Alarcon remains committed to correcting the fiscal imbalances created by his predecessor's government. Finance Ministry officials confirmed that the government used the net proceeds of the recent US$500 million Eurobond issue to buy back Brady debt.

With the successful end to the hostage crisis and its Brady transaction closed, Peru is expected to concentrate on fiscal reforms and economic accountability. Economic trends have improved over the past six months: GDP growth is strong, reserves are at record levels, inflation is in the single digits, trade trends are improving and its privatization program is successful.

Eastern Europe In Russia, President Yeltsin's return from a prolonged illness has provided an element of stability. Yeltsin has promised to reform the tax system, as tax revenues fell to only 57% of projected levels at the end of the first quarter. Progress on the inflation front reflects high real interest rates and tight monetary policy.

Following a period of declining economic activity and a weak currency, Bulgaria has embarked on an impressive turnaround. In exchange for IMF support, Bulgaria has agreed to launch a currency board and to implement tight fiscal and monetary policies. With the victory of the pro-reform UDF party, there is both the incentive and the political majority to deliver swift economic reform. The key to success here will be the extent of structural reforms, the pace of privatization and the strengthening of the banking sector.

                               *  *  *

Oppenheimer Group, Inc., the ultimate parent company of the Investment Manager, has entered into an agreement with PIMCO Advisors, L.P. and its affiliates which, if consummated, would have the effect of transferring the Investment Manager's responsibilities under the investment management and the investment advisory and administration agreements for the Fund to a new entity under the control of PIMCO Advisors. In that connection, the Board of Directors of the Fund

2

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


has approved, subject to the vote of the Fund's shareholders, new investment management and investment advisory and administration agreements for the Fund. The agreements are substantially similar to the existing agreements and would take effect upon shareholder approval and the closing of the proposed transaction. The closing of the transaction is also subject to certain additional closing conditions.

As another current matter, in response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

1We thank you for your ongoing interest and confidence in the Fund. In our continuing effort to provide timely and relevant information to our shareholders, a recorded Fund update is available 24 hours a day by calling 1-800-421-4777. This line provides current information relating to the Fund, including portfolio manager outlook and market commentary, as well as price information. Should you require specific information regarding your Emerging Markets Income Fund II stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449. If you are calling from within New York City, please call 1-718-921-8200.

                                   Sincerely,


/s/ ALAN H. RAPPAPORT                                      /s/ MICHAEL S. HYLAND
Alan H. Rappaport                                          Michael S. Hyland
Chairman of the Board                                      President

                                                                              3


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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

STATEMENT OF INVESTMENTS MAY 31, 1997


BONDS -- 87.9%
------------------------------------------------------------------------------------------------------------------------------------
             Principal
              Amount                                                                                             Value
             000's(a)                                                                                          (Note 2a)
------------------------------------------------------------------------------------------------------------------------------------

                         ARGENTINA - 12.1%
                1,310+   Republic of Argentina, FRB, Series L, 6.75%, 3/31/05*..............                $  1,222,746
           Peso 5,000+   Republic of Argentina, Global Bond, 11.75%, 2/12/07##..............                   5,465,178
                1,350    Republic of Argentina, Global Bond, 11%, 10/09/06..................                   1,474,875
               55,750+   Republic of Argentina, Par Bond, Series L, 5.5%, 3/31/23*..........                  37,631,250
                                                                                                             -----------
                         TOTAL ARGENTINA....................................................                  45,794,049
                                                                                                             -----------
                         BRAZIL - 20.2%
               10,131+   Federal Republic of Brazil, Capitalization (C) Bond, 8%, 4/15/14(b)                   8,028,783
               33,000    Federal Republic of Brazil, DCB, Series L, 6.9375%, 4/15/12*.......                  27,225,000
               33,500+   Federal Republic of Brazil, Investment (Exit) Bond, 6%, 9/15/13....                  25,336,050
               18,000+   Federal Republic of Brazil, NMB, Series L, 6.9375%, 4/15/09*.......                  15,705,000
                                                                                                             -----------
                         TOTAL BRAZIL.......................................................                  76,294,833
                                                                                                             -----------
                         BULGARIA - 2.0%
                  282    Republic of Bulgaria, Discount Bond, Tranche A, 6.5625%, 7/28/24*..                     195,134
               10,500+   Republic of Bulgaria, IAB, 6.5625%, 7/28/11*.......................                   7,172,813
                                                                                                             -----------
                         TOTAL BULGARIA.....................................................                   7,367,947
                                                                                                             -----------
                         COSTA RICA - 5.5%
                  526+   Costa Rica, Interest Bond, Series B, 6.66406%, 5/21/05*............                     499,853
                8,400+   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10...............                   7,140,000
               16,000+   Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15...............                  12,960,000
                                                                                                             -----------
                         TOTAL COSTA RICA...................................................                  20,599,853
                                                                                                             -----------
                         ECUADOR - 6.4%
               37,823+   Republic of Ecuador, PDI Bond, 6.4375%, 2/27/15*(b)...............                  24,301,028
                                                                                                             -----------
                         INDONESIA - 0.6%
                1,250    Polysindo International Finance Company B.V., 11.375%, 6/15/06.....                   1,343,750
                1,000+   Tjiwi Kimia International Finance Co., 13.25%, 8/01/01.............                   1,130,000
                                                                                                             -----------
                         TOTAL INDONESIA....................................................                   2,473,750
                                                                                                             -----------



                 See accompanying notes to financial statements.

4

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

STATEMENT OF INVESTMENTS MAY 31, 1997 (CONTINUED)

BONDS (concluded)

------------------------------------------------------------------------------------------------------------------------------------
          Principal
           Amount                                                                                                Value
          000's(a)                                                                                             (Note 2a)
------------------------------------------------------------------------------------------------------------------------------------

                        MEXICO - 7.0%
            3,000+      Grupo Industrial Durango, 12%, 7/15/01.............................                 $  3,273,750
           13,000+      United Mexican States, Global Bond, 11.5%, 5/15/26.................                   14,423,500
           11,500+      United Mexican States, Par Bond, Series B, 6.25%, 12/31/19.........
                         (including 11,500,000 rights, expiring 6/30/03)...................                    8,682,500
                                                                                                            ------------
                        TOTAL MEXICO.......................................................                   26,379,750
                                                                                                            ------------

                        PANAMA - 6.3%

           12,100       Republic of Panama, IRB, 3.5%, 7/17/14*...........................                     9,097,688
           16,892       Republic of Panama, PDI Bond, 6.5625%, 7/17/16*(b)................                    14,749,125
                                                                                                             -----------
                        TOTAL PANAMA......................................................                    23,846,813
                                                                                                             -----------
                        PERU - 4.0%
           17,750       Republic of Peru, FLIRB, 3.25%, 3/07/17*,##(c)....................                    10,050,937
            8,000       Republic of Peru, PDI Bond, 4%, 3/07/17*..........................                     5,025,000
                                                                                                             -----------
                        TOTAL PERU........................................................                    15,075,937
                                                                                                             -----------

                        POLAND - 5.2%
           20,880+      Republic of Poland, PDIBond, 4%, 10/27/14*........................                    17,617,500
            3,000+      Republic of Poland, RSTABond, 3.25%, 10/27/24*....................                     1,852,500
                                                                                                              ----------
                        TOTAL POLAND......................................................                    19,470,000
                                                                                                              ----------
                        SOUTH AFRICA - 0.5%
        ZAL 9,000       Republic of South Africa Notes, 12%, 2/28/05......................                     1,753,556
                                                                                                              ----------

                        URUGUAY - 1.2%
            1,750       Uruguay, DCB, Series B, 6.5%, 2/18/07*............................                     1,723,750
            3,000       Uruguay, NMB, 6.625%, 2/18/06*....................................                     2,977,500
                                                                                                              ----------
                        TOTAL URUGUAY.....................................................                     4,701,250
                                                                                                              ----------
                        VENEZUELA - 16.9%
           44,000+      Republic of Venezuela, DCB, Series DL, 6.5%, 12/18/07*............                    40,122,500
            3,333+      Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*...........                     3,047,914
              714+      Republic of Venezuela, FLIRB, Series B, 6.75%, 3/31/07*...........                       653,124
           26,000       Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20.........
                         (including 130,000 rights, expiring 3/31/20).....................                    19,825,000
                                                                                                              ----------
                        TOTAL VENEZUELA...................................................                    63,648,538
                                                                                                              ----------
                        TOTAL BONDS (cost $301,326,477)..................................                    331,707,304
                                                                                                             -----------


                 See accompanying notes to financial statements.

                                                                             5
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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

STATEMENT OF INVESTMENTS MAY 31, 1997 (CONCLUDED)


------------------------------------------------------------------------------------------------------------------------------------
          Principal
           Amount                                                                                                Value
          000's(a)                                                                                             (Note 2a)
------------------------------------------------------------------------------------------------------------------------------------

LOAN PARTICIPATIONS++ -- 24.0%
------------------------------------------------------------------------------------------------------------------------------------
                        The People's Democratic Republic of Algeria,.......................
           10,500         Tranche A, 6.91%, 9/04/06* (Chase Manhattan).....................                 $  9,030,000
           16,000         Tranche 3, 6.5%, 3/04/10* (Chase Manhattan)(d)...................                   11,630,000

                        Republic of Jamaica,
              444         Tranche A, 6.625%, 10/15/00* (Chase Manhattan)...................                      431,078
            5,500         Tranche B, 6.625%, 11/15/04* (Chase Manhattan, Morgan Guaranty...
                            Trust Company of New York).....................................                    4,785,000

                        Kingdom of Morocco,
            4,500+        Tranche A, 6.8125%, 1/01/09* (Chase Manhattan, Morgan
                            Guaranty Trust Company of New York)............................                    4,038,750
           36,235         Tranche B, 6.8125%, 1/01/04* (Chase Manhattan, Morgan
                            Stanley Emerging Markets, Inc.)................................                   36,552,354

                        Russia,
           27,750          Bank for Foreign Economic Affairs, Vnesheconombank#
                            (Chase Manhattan, Merrill Lynch)...............................                   23,969,062
                                                                                                              ----------
                        TOTAL LOAN PARTICIPATIONS (cost $79,723,338).......................                   90,436,244
                                                                                                              ----------
                        TOTAL  INVESTMENTS-- 111.9% (cost $381,049,815)....................                  422,143,548
                                                                                                              ----------

REPURCHASE AGREEMENT -- 2.8%
------------------------------------------------------------------------------------------------------------------------------------

           10,619       Union Bank of Switzerland, 5.5%, cost $10,619,000, dated 5/30/97,
                          $10,623,867 due 6/02/97, (collateralized by $10,581,000 U.S. Treasury
                            Bond, 7.25%, due 5/15/16, valued at $10,832,299)...............                   10,619,000
                                                                                                              ----------
                        LIABILITIES IN EXCESS OF OTHER ASSETS - (14.7)%....................                  (55,510,135)

                        NET ASSETS - 100.0% (EQUIVALENT TO $17.19 PER SHARE ON
                          21,946,825 common shares outstanding)............................                 $377,252,413
                                                                                                            ============
-----------------------------------------

(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
(c) Securities valued at $2,548,125 as of May 31, 1997 were segregated to be available for the purchase of delayed delivery securities with a cost of $2,410,625.
(d) At May 31, 1997, a portion of the security has been purchased on a delayed delivery basis.
    * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
    + All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
   ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.
    # Non-income producing. Security is currently in default.
   ## Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.



DCB   - Debt Conversion Bond.                 NMB   - New Money Bond.
FLIRB - Front Loaded Interest Reduction Bond. PDI   - Past Due Interest.
FRB   - Floating Rate Bond.                   Peso  - Argentina Peso.
IAB   - Interest Arrears Bond.                RSTA  - Revolving Short Term Agreement.
IRB   - Interest Reduction Bond.              ZAL   - South African Rand.


                 See accompanying notes to financial statements.

6

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


STATEMENT OF ASSETS AND LIABILITIES MAY 31, 1997

ASSETS

Investments, at value (cost-- $381,049,815)..........................................               $422,143,548
Repurchase agreement.................................................................                 10,619,000
Cash.................................................................................                        847
Receivable for securities sold.......................................................                 57,258,341
Interest receivable..................................................................                  6,656,143
Unamortized organization expenses....................................................                     24,592
Prepaid expenses ....................................................................                     21,823
                                                                                                    ------------
            Total assets  ...........................................................                496,724,294
                                                                                                    ------------

LIABILITIES
Loan payable (Note 5)  ..............................................................                100,000,000
Payable for securities purchased  ...................................................                 18,376,875
Accrued interest expense on loan ....................................................                    448,439
Accrued management fee (Note 3) .....................................................                    375,116
Other accrued expenses ..............................................................                    271,451
                                                                                                  --------------
            Total liabilities  ......................................................                119,471,881
                                                                                                  --------------

NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares;
    21,946,825 shares outstanding) ..................................................                    21,947
Additional paid-in capital  .........................................................               306,927,999
Undistributed net investment income .................................................                 5,487,984
Accumulated net realized gain on investments  .......................................                20,202,874
Net unrealized appreciation on investments and foreign currency translations ........                44,611,609
                                                                                                ---------------
            Net assets...............................................................              $377,252,413
                                                                                                ===============

NET ASSET VALUE PER SHARE ($377,252,413 / 21,946,825 shares) ........................                    $17.19
                                                                                                ===============



                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 1997


NET INVESTMENT INCOME

INCOME
Interest (includes discount accretion of $14,311,073) ...............................    $ 49,550,659

EXPENSES
Interest on loan.......................................................    $6,666,276
Management fee ........................................................     4,048,105
Custodian .............................................................       186,446
Audit and tax services ................................................        76,652
Printing ..............................................................        74,342
Legal .................................................................        55,219
Transfer agent ........................................................        43,243
Directors' fees and expenses ..........................................        36,022
Listing fees ..........................................................        33,829
Amortization of organization expenses .................................        26,984
Other .................................................................        58,161      11,305,279
                                                                          -----------     -----------
Net investment income................................................................      38,245,380
                                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
    Investments......................................................................       22,629,441
    Foreign currency transactions....................................................          (59,883)
                                                                                           -----------
                                                                                            22,569,558
                                                                                           -----------

Change in Net Unrealized Appreciation (Depreciation) on:
    Investments and written options..................................................       55,311,372
    Translation of other assets and liabilities
        denominated in foreign currencies............................................           (1,950)

                                                                                           -----------
                                                                                            55,309,422
                                                                                           -----------
Net realized gain and change in net unrealized appreciation (depreciation)...........       77,878,980
                                                                                           -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................................     $116,124,360
                                                                                          ============


                 See accompanying notes to financial statements.

8

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

STATEMENT OF CHANGES IN NET ASSETS

                                                                                For the Year       For the Year
                                                                                   Ended              Ended
                                                                                May 31, 1997       May 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income ............................................               $ 38,245,380         $ 42,016,993
Net realized gain on investments and foreign currency transactions                 22,569,558           12,942,278
Change in net unrealized appreciation (depreciation)..............                 55,309,422           41,682,100
                                                                                 ------------         ------------
Net increase in net assets from operations .......................                116,124,360           96,641,371
                                                                                 ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ............................................                (32,934,033)         (28,135,808)
Net realized gains ...............................................                 (3,204,236)          (7,928,468)
Total dividends and distributions to shareholders.................                (36,138,269)         (36,064,276)
                                                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS
Value of shares issued in reinvestment of dividends
     (89,691 shares issued).......................................                  1,317,325               --
                                                                                 ------------         ------------
Total increase in net assets......................................                 81,303,416           60,577,095

NET ASSETS
Beginning of period...............................................                295,948,997          235,371,902
                                                                                 ------------         ------------
End of period (includes undistributed net investment income
     of $5,487,984 and $217,132, respectively)....................               $377,252,413         $295,948,997
                                                                                 ============         ============

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MAY 31, 1997



CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of securities and options  ................................................                $(706,607,761)
Net sales of short-term investments .................................................                   55,881,000
Proceeds from sales of securities, options and principal paydowns ...................                  671,495,981
                                                                                                      ------------
                                                                                                        20,769,220

Net investment income  ..............................................................                   38,245,380
Accretion of discount on investments ................................................                  (14,311,073)
Interest on payment-in-kind bonds ...................................................                   (5,609,820)
Amortization of organization expenses ...............................................                       26,984
Net change in receivables/payables related to operations ............................                   (4,426,015)
                                                                                                      ------------
Net cash provided by operating activities............................................                   34,694,676
                                                                                                      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid ......................................................................                  (36,138,269)
Value of shares issued in reinvestment of dividends .................................                    1,317,325
                                                                                                      ------------
Net cash used by financing activities  ..............................................                  (34,820,944)
                                                                                                      ------------

Net decrease in cash  ...............................................................                     (126,268)
Cash at beginning of period  ........................................................                      127,115
                                                                                                      ------------
Cash at end of period  ..............................................................                 $        847
                                                                                                      ============



                 See accompanying notes to financial statements.
                                                                             9
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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements

1.   ORGANIZATION

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (A) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (C) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

10

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (D) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (E) ORGANIZATION EXPENSES. Organization expenses amounting to
     $135,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (F) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (G) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification.
     Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (H) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

                                                                             11

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     (I) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (J) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended May 31, 1997, the Fund paid interest expense of $6,673,610.

3.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer & Co., Inc. ("Oppenheimer"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

     The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

     At May 31, 1997, Oppenheimer and the Investment Adviser owned 3,697 and 4,849 shares of the Fund, respectively. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

     Oppenheimer Group, Inc., the ultimate parent company of the Investment Manager, has entered into an agreement with PIMCO Advisors, L.P. and its affiliates which, if consummated, would have the effect of transferring the Investment Manager's responsibilities under the investment management and the investment advisory and administration agreements for the Fund to a new entity under the control of PIMCO Advisors. In that connection, the Board of Directors of the Fund has approved, subject to the vote of the Fund's shareholders, new investment management and investment advisory and administration agreements for the Fund. The agreements are substantially similar to the existing agreements And would take effect upon shareholder approval and the closing

12

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS (CONCLUDED)


of the proposed transaction. The closing of the transaction is also subject to certain additional closing conditions.

4.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments and written options, for the year ended May 31, 1997 aggregated $722,246,136 and $710,697,284, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreement at May 31, 1997 was $391,861,044. Gross unrealized appreciation and depreciation amounted to $41,847,035 and $945,531, respectively, resulting in a net unrealized appreciation on investments of $40,901,504.

       As a result of differing book and tax treatment for foreign currency losses for the year ended May 31, 1997, $40,495 has been reclassified from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income.

5.   BANK LOAN

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 0.5% and the maturity date is November 6, 1997. The collateral for the loan was valued at $224,216,771 on May 31, 1997 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

6.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at May 31, 1997 was $90,436,244.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

7.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase

                                                                            13

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


7.   "WHEN AND IF" ISSUED BONDS (CONCLUDED)

cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

     For the year ended May 31, 1997, the Fund sold approximately $28.5 million of "when and if" issued Russian IANbonds and recorded an unrealized gain of $3,518,125. Settlement of the transaction and recognition of the realized gain is contingent upon the successful closing of Russia's Brady bond plan before December 31, 1997.

8.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 31, 1997, the Fund has a concentration risk in sovereign debt of emerging market countries.

9.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. As of May 31, 1997, the Fund did not have any outstanding forward contracts.

     The Fund enters into option transactions to hedge against possible changes in the market value of certain securities held. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of May 31, 1997, the Fund did not have any outstanding option transactions.

10.  DIVIDEND SUBSEQUENT TO MAY 31, 1997

     On June 2, 1997, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on June 30, 1997 to shareholders of record June 17, 1997.

14

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout the period:


                                                  Year           Year          Year
                                                  Ended          Ended         Ended     Period Ended
                                                 May 31,        May 31,       May 31,       May 31,
                                                  1997           1996          1995         1994(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......         $13.54        $10.77        $12.97       $14.02
                                                   ------        ------        ------       ------
Net investment income.....................           1.74          1.92          1.69         1.22
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency

   translations...........................           3.56          2.50         (2.24)       (1.03)
                                                   ------        ------        ------       ------
Total from investment operations..........           5.30          4.42         (0.55)        0.19
                                                   ------        ------        ------       ------
Dividends to shareholders from net
   investment income......................          (1.50)        (1.29)        (1.36)       (1.06)
Dividends to shareholders from net
   realized capital gains.................          (0.15)        (0.36)        (0.29)       (0.14)
                                                   ------        ------        ------       ------
Total dividends and
   distributions to shareholders..........          (1.65)        (1.65)        (1.65)       (1.20)
                                                   ------        ------        ------       ------
Offering costs on issuance of common stock            --            --           --          (0.04)
                                                   ------        ------        ------       ------
Net increase (decrease) in net asset value           3.65          2.77         (2.20)       (1.05)
                                                   ------        ------        ------       ------
Net asset value, end of period............         $17.19        $13.54        $10.77       $12.97
                                                   ------        ------        ------       ------
                                                   ------        ------        ------       ------
Per share market value, end of period.....         $15.75        $13.88        $11.88       $14.00
Total investment return based on market
   price per share (c)....................         26.84%        32.72%        -2.18%        8.29%(b)
Ratios/Supplemental data:
   Net assets, end of period..............   $377,252,413  $295,948,997  $235,371,902 $283,481,270
   Ratio of operating expenses to
       average net assets.................          1.37%         1.43%         1.45%        1.38%(d)
   Ratio of interest expense to
       average net assets.................          1.97%         2.78%         2.96%        1.02%(d)
   Ratio of total expenses to
       average net assets.................          3.34%         4.21%         4.41%        2.40%(d)
   Ratio of net investment income to
       average net assets.................         11.29%        16.20%        15.42%        8.98%(d)
   Portfolio turnover rate................        172.20%        93.50%        58.16%       23.15%
   Bank loan outstanding, end of period...   $100,000,000  $100,000,000  $100,000,000 $100,000,000
   Interest rate on bank loan, end of period        6.50%      6.60156%       7.5625%       6.375%
   Weighted average bank loan.............   $100,000,000  $100,000,000  $100,000,000  $66,348,974
   Weighted average interest rate.........          6.67%         7.21%         7.12%        4.87%(d)

------------------------------------------------------------------------------------------------------
(a) For the period June 25, 1993 (commencement of operations) through May 31, 1994.
(b) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $14.00 per share. This calculation is not annualized.
(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(d) Annualized.


                 See accompanying notes to financial statements.

                                                                             15

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REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE EMERGING MARKETS INCOME FUND II INC

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund II Inc (the "Fund") at May 31, 1997, the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 25, 1993 (commencement of operations) through May 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
July 14, 1997

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SELECTED QUARTERLY FINANCIAL INFORMATION

Summary of quarterly results of operations (unaudited):

                                                                                  Net Realized Gain
                                                                                 (Loss) & Change in
                                                      Net Investment               Net Unrealized
                                                          Income             Appreciation  (Depreciation)
                                                                     Per                        Per
Quarters Ended*                                        Total        Share         Total        Share
---------------------------------------------------------------------------------------------------------

August 31, 1993**...........................        $  3,644       $.17         $14,086     $  .64
November 30, 1993...........................           7,869        .36          17,599        .81
February 28, 1994...........................           6,585        .30         (12,663)      (.58)
May 31, 1994................................           8,511        .39         (41,458)     (1.90)
August 31, 1994.............................           8,536        .39          (5,787)      (.27)
November 30, 1994...........................           9,293        .42         (21,503)      (.98)
February 28, 1995...........................           9,157        .42         (53,616)     (2.45)
May 31, 1995................................          10,039        .46          31,849       1.46
August 31, 1995.............................          10,387        .48           3,358        .15
November 30, 1995...........................           9,897        .45          10,421        .48
February 29, 1996...........................          10,271        .47          24,630       1.13
May 31, 1996................................          11,462        .52          16,215        .74
August 31, 1996.............................          10,367        .47          15,085        .69
November 30, 1996...........................           9,927        .46          39,475       1.80
February 28, 1997...........................           8,948        .40          19,218        .88
May 31, 1997................................           9,003        .41           4,101        .19

---------------------------------------------------
 *Totals expressed in thousands of dollars except per share amounts.

**For the period June 25, 1993 (commencement of operations) through August 31,
  1993.




                 See accompanying notes to financial statements.

                                                                            17

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PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE
FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). Shareholders who have previously elected not to participate in the Plan may elect to be a participant in the Plan by completing and returning the attached Authorization Card to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name. Notwithstanding the foregoing, a shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution

18


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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may

                                                                           19
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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund

20

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D I I  I N C


may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                                                                            21

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

DIRECTORS
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCOIncorporated

LESLIE H. GELB
      President, The Council
      on Foreign Relations

MICHAEL S. HYLAND
      President;
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ALAN H. RAPPAPORT
      Chairman of the Board;
      Executive Vice President,
      Oppenheimer &Co., Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

OFFICERS
ALAN H. RAPPAPORT
      Chairman of the Board
MICHAEL S. HYLAND
      President
PETER J. WILBY
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
LAWRENCE H. KAPLAN
      Executive Vice President and General Counsel
ALAN M. MANDEL
      Treasurer
NOEL B. DAUGHERTY
      Secretary
JENNIFER G. MUZZEY
      Assistant Secretary
AMY W. YEUNG
      Assistant Treasurer
LAURIE A. PITTI
      Assistant Treasurer


THE EMERGING MARKETS
INCOME FUND II INC

      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF

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American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
                                -----------------